SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 13, 2003
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                         MFA MORTGAGE INVESTMENTS, INC.
                         ------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

           Maryland                  1-13991                     13-3974868
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 (State or Other Jurisdiction      (Commission                 (IRS Employer
      of Incorporation)             File No.)                Identification No.)


              350 Park Avenue, 21st Floor, New York, New York 10022
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               (Address of Principal Executive Office) (Zip Code)

Registrant's Telephone Number, Including Area Code: (212) 207-6400
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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      (a) Previous independent accountants

      (i) On March 13, 2003, MFA Mortgage Investment, Inc. (the "Company") dismissed PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") as its independent public accountants. The dismissal of PricewaterhouseCoopers was approved by the Company's Audit Committee and Board of Directors.

      (ii) The audit reports of PricewaterhouseCoopers on the financial statements of the Company as of and for the years ended December 31, 2002 and 2001 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

      (iii) In connection with the audits of the Company's financial statements for the two most recent fiscal years and through March 13, 2003, there were no disagreements with PricewaterhouseCoopers on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedures which, if not resolved to PricewaterhouseCoopers' satisfaction, would have caused them to make reference thereto in their report on the financial statements for such years.

      (iv) During the two most recent years and through March 13, 2003, there have been no reportable events as described under Item 304(a)(1)(v) of Regulation S-K.

      (v) The Company provided PricewaterhouseCoopers with a copy of this Form 8-K prior to filing it with the Securities and Exchange Commission ("SEC") and requested that PricewaterhouseCoopers furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated March 19, 2003, is filled as Exhibit 16.1 to this Form 8-K.

      (b) New independent accountants

      (i) On March 13, 2003, the Company engaged Ernst & Young LLP ("Ernst & Young") as its independent auditors to replace PricewaterhouseCoopers. The engagement of Ernst & Young was approved by the Company's Audit Committee and Board of Directors.

      During the years ended December 31, 2002 and 2001 and through March 13, 2003, the Company did not consult Ernst & Young regarding any matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7. FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS.

        Exhibit No.     Description
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            16.1        Letter dated March 19, 2003 from PricewaterhouseCoopers
                        LLP to the Securities and Exchange Commission

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  MFA MORTGAGE INVESTMENTS, INC.


                                                  By: /s/ Stewart Zimmerman
                                                      ---------------------
                                                      Stewart Zimmerman
                                                      Chief Executive Officer

Date: March 19, 2003